UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2014

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 630-5460

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2014, InterCloud Systems, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), entered into an Interest Purchase Agreement, dated March 19, 2014 (the “Purchase Agreement”), with VaultLogix, LLC, a Delaware limited liability company (“VaultLogix”), Data Protection Services, LLC, a Delaware limited liability company (“DPS”), U.S. Data Security Acquisition, LLC, a Delaware limited liability company (“USDSA”), London Bay – VL Acquisition Company, LLC (“Holding Company”), and Tier 1 Solutions, Inc. (“Tier 1”) (each of Holding Company and Tier 1, a “Seller,” and collectively, the “Sellers”). Pursuant to the Purchase Agreement, we agreed to acquire from Sellers all of the outstanding membership interests of VaultLogix, DPS and USDSA. The Purchase Agreement was amended on May 30, 2014, as disclosed in a Form 8-K filed with the SEC on the same date. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

On July 28, 2014, we entered into an amendment to the Purchase Agreement (the “Amendment”), pursuant to which we agreed (1) to extend the final termination date, as defined in Section 9.1(d) of the Purchase Agreement, to August 14, 2014, (2) that the Promissory Notes contemplated by the Purchase Agreement shall be convertible into shares of our common stock, par value $0.0001 per share (the “Common Stock”), at a conversion price (subject to adjustment as set forth in the Promissory Notes) equal to $6.37 per share of Common Stock, and (3) that we will issue to the individuals or entities designated by the Sellers prior to Closing, in the respective amounts and names designated by the Sellers prior to Closing, the following shares of Common Stock: (i) an aggregate number of unregistered shares of Common Stock equal to the quotient of (x) Eleven Million Five Hundred Thousand Dollars ($11,500,000), divided by (y) $16.50, and (ii) an aggregate number of unregistered shares of Common Stock equal to the quotient of (x) Two Hundred Fifty Thousand Dollars ($250,000), divided by (y) the Closing Price of the Common Stock on the trading day immediately prior to the Closing Date.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1, and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to Interest Purchase Agreement, dated July 28, 2014, among InterCloud Systems, Inc., VaultLogix, LLC, Data Protection Services, LLC, U.S. Data Security Acquisition, LLC, London Bay – VL Acquisition Company, LLC and Tier 1 Solutions, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2014	INTERCLOUD SYSTEMS, INC.

	By:	/s/ Mark E. Munro
		Name:	Mark E. Munro
		Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Interest Purchase Agreement, dated July 28, 2014, among InterCloud Systems, Inc., VaultLogix, LLC, Data Protection Services, LLC, U.S. Data Security Acquisition, LLC, London Bay – VL Acquisition Company, LLC and Tier 1 Solutions, Inc.